TERMS OF AGREEMENT

Q-Seven will sell the User Management System to Omni Software Systems, Inc, aka Omni Gaming, an Antigua company for the use with internet gaming sites.

Sites shall include but not be limited to casinos, bingo, sportsbooks, lottery, raffles and any other internet gaming sites for play or live wagering and for use on TV.

MODEL A: OPERATOR LICENSE AGREEMENT CALLING FOR A ONE TIME FEE PLUS A PERCENTAGE OF MONTHLY GROSS WIN.

Omni Gaming will pay to Q-Seven a one-time fee of set up fee of $[CONFIDENTIAL TREATMENT REQUESTED]* for each independent gaming site.

Q-Seven technical team will:

a)  provide a completed SDK to Omni Technical team
b)  interface the UMS with the front end games developed by Omni Gaming.
c) interface the back office with various e-commerce processing solutions to facilitate licensees ability to accept live wagers.

Additional Compensation:

Q-Seven will receive [CONFIDENTIAL TREATMENT REQUESTED]* % of the monthly gross win for each Licensee that is processed through the User Management Software less any charge backs or bad debt.

Gross win shall be defined as the difference of the total amount of real wagers played through the system and the total amount payed out. No allowance percent is due Omni or Q-Seven in the event of play for fun activity.

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     *  [CONFIDENTIAL  TREATMENT  REQUESTED]  INDICATES  MATERIAL  THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT IS BEING REQUESTED. ALL SUCH OMITTED MATERIAL IS BEING FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Q-Seven will provide Omni Gaming:

1) Gross Win Accounting

On or before the 3rd of each month, Q-Seven shall provide an accounting of gross win for each licensee of Omni Gaming to Omni. Omni will bill the Licensees directly with payment due within 5 working days of receipt.

Omni will forward Q-Seven their portion as outlined in this agreement within 5 days of receipt of cleared funds from the Licensee.

2) Project Manager: Assign a 24/7 Project Manager to Omni Gaming. One per 5 licensees aggregate of Model A and B.

3) and their relevant Licensees using the UMS 24/7 Technical Support for the Backend and automatic upgrades to the back office system as upgrades and new technology become available.

MODEL B: OPERATOR LICENSE AGREEMENT CALLING FOR A ONE TIME FEE MONTHLY MAINTENANCE FEE NO PERCENT OF MONTHLY GROSS WIN

Omni Gaming will pay to Q-Seven a one-time fee of set up fee of $[CONFIDENTIAL TREATMENT REQUESTED]* for each independent gaming site.

Q-Seven technical team will:

a)  provide a completed SDK to Omni Technical team
b)  interface the UMS with the front end games developed by Omni Gaming.
c) interface the back office with various e-commerce processing solutions to facilitate licensees ability to accept live wagers.

Additional Compensation:

Q-Seven will receive 50% of the monthly maintenance fee received from the licensee each month. This is due and payable from Licensee on the 1st of each month. Q-Seven will receive their portion within 5 working days of Omni's receipt of cleared funds.

--------
     * [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT IS BEING REQUESTED. ALL SUCH OMITTED MATERIAL IS BEING FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Q-Seven will provide Omni Gaming:

1) Project Manager: Assign a 24/7 Project Manager to Omni Gaming. One per 5 licensees aggregate of Model A and B..

2) and their relevant Licensees using the UMS 24/7 Technical Support for the Backend and automatic upgrades to the back office system as upgrades and new technology become available.

The parties agree to the above terms and conditions which will be incorporated in a formal agreement to be prepared by:

      /s/ Philipp Kriependorf                     May 24, 2000
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Philipp Kriependorf, President                       Dated
Q-Seven Inc.

     /s/ Liz Grayson                                24 May '00
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Liz Grayson                                          Dated
For and on behalf of Omni Software Systems, Inc.